UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2006 (August 7, 2006)

THERAGENICS CORPORATION®
(Exact name of Registrant as specified in its charter)

Delaware	000-15443	58-1528626
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5203 Bristol Industrial Way
Buford, Georgia 30518
(Address of principal executive offices / Zip Code)

(770) 271-0233
(Company’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act.

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.

☐    Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

ITEM 5.02  ELECTION OF DIRECTORS

On August 7, 2006, the Board of Directors of Theragenics Corporation (the “Company”) elected Luther T. Griffith to serve a term as a Class II director that will expire at the 2009 annual meeting of stockholders. Mr. Griffith was appointed to the Audit Committee and Corporate Governance Committee of the Board of Directors.

Since 2004, Mr. Griffith has served as a director of Lifecore Biomedical, Inc., a Nasdaq-listed manufacturer of biomaterials and medical devices where he currently serves as the Chairman of the Audit Committee and serves on the Governance and Nominating Committee. Since 1994, Mr. Griffith has been President of Griffith Resources, Inc., which provides consulting and capital resources to small businesses in the process of change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERAGENICS CORPORATION
(Registrant)

Dated: August 9, 2006	By: /s/ M. Christine Jacobs
M. Christine Jacobs
Chief Executive Officer

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